Goodwill and intangible assets - Summary Of Future Amortization Expense Of The Intangible Assets (Detail) $ in Millions	Dec. 31, 2021 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2022	$ 65.7
2023	65.7
2024	65.7
2025	65.0
2026	64.4
Thereafter	192.8
Total amortization expense	$ 519.3